                         AmeriCredit Automobile Receivables Trust 1998-B
                              Class A-1 5.629% Asset Backed Notes
                           Class A-2 Floating Rate Asset Backed Notes
                           Class A-3 Floating Rate Asset Backed Notes
                               Class A-4 6.06% Asset Backed Notes
                               Class A-5 6.12% Asset Backed Notes
                                     Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 11, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:    11/01/98
Monthly Period Ending:       11/30/98

I.   MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                   Class-A-1    Class-A-2     Class-A-3     Class-A-4    Class-A-5      TOTAL
                                                  -----------  ------------  -----------  ------------  -----------  ------------
     A.  Preliminary End of period Note Balance   $27,906,033  $174,000,000  $77,000,000  $108,000,000  $50,000,000  $436,906,033
                                                  -----------  ------------  -----------  ------------  -----------  ------------
     B.  Deficiency Claim Amount                            0             0            0             0            0             0
     C.  End of period Note Balance               $27,906,033  $174,000,000  $77,000,000  $108,000,000  $50,000,000  $436,906,033
                                                  -----------  ------------  -----------  ------------  -----------  ------------
                                                  -----------  ------------  -----------  ------------  -----------  ------------
     D.  Note Pool Factors                         24.056925%   100.000000%  100.000000%   100.000000%  100.000000%    83.220197%
                                                  -----------  ------------  -----------  ------------  -----------  ------------
                                                  -----------  ------------  -----------  ------------  -----------  ------------
II.  RECONCILIATION OF SPREAD ACCOUNT:

     A   Preliminary End of period Spread
           Account balance                                                                                           $ 13,124,998
                                                                                                                     ------------
     B.  Priority First - Deficiency Claim Amount
           from preliminary certificate                                                                                         0
                                                                                                                     ------------
     C.  End of period Spread Account balance                                                                        $ 13,124,998
                                                                                                                     ------------
III. PERFORMANCE TESTS:

     A.  Delinquency Ratio
         (1)  Receivables with Scheduled Payment
                delinquent more than 60 days
                at end of period                                                                         $11,818,500
                                                                                                         -----------
         (2)  Purchased Receivables with Scheduled
                Payment delinquent more than 60
                days at end of period                                                                    -----------
         (3)  Beginning of period Principal Balance                                                      467,895,519
                                                                                                         -----------
         (4)  Delinquency Ratio (1)+(2) divided by (3)                                                                      2.53%
                                                                                                                     ------------
         (5)  Previous Monthly Period Delinquency Ratio                                                                     2.31%
                                                                                                                     ------------
         (6)  Second previous Monthly Period Delinquency Ratio                                                              2.13%
                                                                                                                     ------------
         (7)  Average Delinquency Ratio (4)+(5)+(6)
                divided by 3                                                                                                2.32%
                                                                                                                     ------------
         (8)  Compliance (Delinquency Test Failure is a
                Delinquency Ratio equal to or greater than 5.00%)                                                             yes
                                                                                                                     ------------


                                                 1

     B.  Cumulative Default Rate
         (1)   Defaulted Receivables in Current Period                                                   $ 4,177,483
                                                                                                         -----------
         (2)   Cumulative Defaulted Receivables Including
                 Defaulted Receivables in Current Period                                                  21,315,339
                                                                                                         -----------
         (3)   Original Pool Balance                                                                     524,999,926
                                                                                                         -----------
         (4)   Cumulative Default Rate (2) divided by (3)                                                                   4.06%
                                                                                                                     ------------
         (5)   Compliance (Default Test Failure is a Cumulative
                 Default Rate equal to or greater than 11.81%.)                                                               yes
                                                                                                                     ------------

     C.  Cumulative Net Loss Rate
         (1)   Receivables becoming Liquidated Receivables during period                                 $ 3,844,772
                                                                                                         -----------
         (2)   Purchased Receivables with Scheduled
                 Payment delinquent more than 30 days at end of period
                                                                                                         -----------
         (3)   Cram Down Losses occurring during period
                                                                                                         -----------
         (4)   Liquidation Proceeds collected during period                                               (1,509,688)
                                                                                                         -----------
         (5)   Net Losses during period (1)+(2)+(3)-(4)                                                    2,335,084
                                                                                                         -----------
         (6)   Net Losses since Initial Cut-off Date (Beginning of Period)                                 5,813,091
                                                                                                         -----------
         (7)   50% of Receivables with Scheduled Payment delinquent
                 more than 90 days at end of period                                                        3,239,477
                                                                                                         -----------
         (8)   Original Aggregate Principal Balance plus Pre-Funded Amount as of
                 the Closing Date                                                                        525,000,000
                                                                                                         -----------
         (9)   Cumulative Net Loss Rate (5)+(6)+(7)
                 divided by (8)                                                                                             2.17%
                                                                                                                     ------------
        (10)   Compliance (Net Loss Test Failure is a
                 Net Loss Rate equal to or greater than 6.75%.)                                                               yes
                                                                                                                     ------------

     D.  Extension Rate
         (1)   Principal Balance of Receivables extended during current period                             9,593,946
                                                                                                         -----------
         (2)   Beginning of Period Aggregate Principal Balance                                           467,895,519
                                                                                                         -----------
         (3)   Extension Rate (1) divided by (2)                                                                            2.05%
                                                                                                                     ------------
         (4)   Previous Monthly Extension Rate                                                                              1.07%
                                                                                                                     ------------
         (5)   Second previous Monthly Extension Rate                                                                       0.60%
                                                                                                                     ------------
         (6)   Average Extension Rate (3)+(4)+(5)
                 divided by 3                                                                                               1.24%
                                                                                                                     ------------
         (7)   Compliance (Extension Test Failure is an
                 Extension Rate equal to or greater than 4%.)                                                                 yes
                                                                                                                     ------------
XI.  DELINQUENCY:

     A.  Receivables with Scheduled Payment delinquent
         (1)   31-60 days                                                                 #      2,471  $30,402,940         6.50%
                                                                                          ---------------------------------------
         (2)   61-90 days                                                                          736    8,660,679         1.85%
                                                                                          ---------------------------------------
         (3)   over 90 days                                                                        271    3,157,821         0.67%
                                                                                          ---------------------------------------
         Receivables with Scheduled Payment delinquent
           more than 30 days at end of period                                                    3,478  $42,221,440         9.02%
                                                                                          ---------------------------------------
                                                                                          ---------------------------------------

By:
        --------------------------------------
Name:   Preston A. Miller
        --------------------------------------
Title:  Executive Vice President and Treasurer
        --------------------------------------
Date:   December 3, 1998
        --------------------------------------

                                                 2

                    AmeriCredit Automobile Receivables Trust 1998-B
                          Class A-1 5.629% Asset Backed Notes
                       Class A-2 Floating Rate Asset Backed Notes
                       Class A-3 Floating Rate Asset Backed Notes
                           Class A-4 6.06% Asset Backed Notes
                           Class A-5 6.12% Asset Backed Notes
                           Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust
1998-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS
Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust
Collateral Agent, dated as of May 11, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction
Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:    11/01/98
Monthly Period Ending:       11/30/98

I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     A.  Beginning of period Aggregate Principal Balance                                                             $467,895,519
                                                                                                                     ------------
     B.  Purchase of Subsequent Receivables                                                                                     0
                                                                                                                     ------------
     C.  Monthly Principal Amounts

         (1)  Collections on Receivables outstanding
                at end of period                                                                         12,073,013
                                                                                                        -----------
         (2)  Collections on Receivables paid off
                during period                                                                             3,420,359
                                                                                                        -----------
         (3)  Receivables becoming Liquidated Receivables
                during period                                                                             3,844,772
                                                                                                        -----------
         (4)  Receivables becoming Purchased Receivables
                during period
                                                                                                        -----------
         (5)  Cram Down Losses occurring during period
                                                                                                        -----------
         (6)  Other Receivables adjustments                                                                 131,856
                                                                                                        -----------
         (7)  Less amounts allocable to Interest                                                         (6,644,502)
                                                                                                        -----------
         Total Monthly Principal Amounts                                                                               12,825,498
                                                                                                                     ------------
     D.  End of period Aggregate Principal Balance                                                                   $455,070,021
                                                                                                                     ------------
                                                                                                                     ------------
     E.  Pool Factor                                                                                                   86.680016%
                                                                                                                     ------------
                                                                                                                     ------------
II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                   Class-A-1    Class-A-2     Class-A-3     Class-A-4    Class-A-5     TOTAL
                                                  -----------  ------------  -----------  ------------  -----------  ------------
     A.  Beginning of period Note Balance         $41,793,544  $174,000,000  $77,000,000  $108,000,000  $50,000,000  $450,793,544
                                                  -------------------------------------------------------------------------------
     B.  Noteholders' Principal Distributable
           Amount                                  12,825,498             0            0             0            0    12,825,498
     C.  Noteholders' Accelerated Principal
           Amount                                   1,018,045             0            0             0            0     1,018,045
     D.  Accelerated Payment Amount Shortfall          43,968             0            0             0            0        43,968
     E.  Note Prepayment Amount                             0             0            0             0            0             0
     F.  Deficiency Claim Amount                            0             0            0             0            0             0
                                                  -------------------------------------------------------------------------------

     G.  End of period Note Balance               $27,906,033  $174,000,000  $77,000,000  $108,000,000  $50,000,000  $436,906,033
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------
     H.  Note Pool Factors                         24.056925%   100.000000%  100.000000%   100.000000%  100.000000%    83.220197%
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------


                                                 1

III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

      A.  Beginning of period Pre-Funding Account balance                                                            $          0
                                                                                                                     ------------
      B.  Purchase of Subsequent Receivables                                                                      0
                                                                                                        -----------
      C.  Investment Earnings                                                                                     0
                                                                                                        -----------
      D.  Investment Earnings Transfer to Collections Account                                                     0
                                                                                                        -----------
      E.  Payment of Mandatory Prepayment Amount                                                                  0
                                                                                                        -----------
                                                                                                                                0
                                                                                                                     ------------
      F.  End of period Pre-Funding Account balance                                                                  $          0
                                                                                                                     ------------
                                                                                                                     ------------
IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A.  Total Monthly Principal Amounts                                                                            $ 12,825,498
                                                                                                                     ------------
      B.  Required Pro-forma Security Balance                                                           409,563,019
                                                                                                        -----------
      C.  Pro-forma Security Balance (Assuming 100% Paydown of
            Total Monthly Principal Amounts)                                                            437,968,046
                                                                                                        -----------
      D.  Step-down Amount (B. - C.)                                                                                            0
                                                                                                                     ------------
      E.  Principal Distributable Amount (A.- D.)                                                                    $ 12,825,498
                                                                                                                     ------------
                                                                                                                     ------------
V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A.  Beginning of period Capitalized Interest Account balance                                                   $          0
                                                                                                                     ------------
      B.  Monthly Capitalized Interest Amount                                                                     0
                                                                                                        -----------
      C.  Investment Earnings                                                                                     0
                                                                                                        -----------
      D.  Investment Earnings Transfer to Collections Account                                                     0
                                                                                                        -----------
      E.  Payment of Overfunded Capitalized Interest Amount                                                       0
                                                                                                        -----------
      F.  Payment of Remaining Capitalized Interest Account                                                       0
                                                                                                        -----------
                                                                                                                                0
                                                                                                                     ------------
      G.  End of period Capitalized Interest Account balance                                                         $          0
                                                                                                                     ------------
                                                                                                                     ------------
VI.   RECONCILIATION OF COLLECTION ACCOUNT:

      A.  Available Funds:

          (1)  Collections on Receivables during period
                 (net of Liquidation Proceeds)                                                          $15,493,372
                                                                                                        -----------
          (2)  Liquidation Proceeds collected
                 during period                                                                            1,509,688
                                                                                                        -----------
          (3)  Purchase Amounts deposited in Collection
                 Account
                                                                                                        -----------
          (4)  (a)  Investment Earnings - Collection Account                                                 35,546
                                                                                                        -----------
               (b)  Investment Earnings - Transfer From Prefunding Account                                        0
                                                                                                        -----------
               (c)  Investment Earnings - Transfer From Capitalized Interest Account                              0
                                                                                                        -----------
          (5)  Collection of Supplemental Servicing Fees

               (a)  Extension Fees                                                                           88,667
                                                                                                        -----------
               (b)  Repo and Recovery Fees Advanced                                                          95,902
                                                                                                        -----------
               (c)  Other Fees                                                                               86,730
                                                                                                        -----------
          (6)  Monthly Capitalized Interest Amount                                                                0
                                                                                                        -----------
          (7)  Mandatory Prepayment Amount
                                                                                                        -----------
          Total Available Funds                                                                                        17,309,905
                                                                                                                     ------------
      B.  Distributions:

          (1)  Base Servicing Fee and Supplemental Servicing Fees
               (a)  Base Servicing Fee                                                                      877,304
                                                                                                        -----------
               (b)  Repo and Recovery Fees                                                                   95,902
                                                                                                        -----------
               (c)  Bank Service Charges                                                                     12,379
                                                                                                        -----------
               (d)  Other Fees                                                                               86,730
                                                                                                        -----------
          (2)  Agent fees                                                                                       500
                                                                                                        -----------
          (3)  Refunds of Overpayments paid by AFS                                                           20,214
                                                                                                        -----------
          (4)  Noteholders' Interest Distributable Amount

                    (a)    Class A - 1                                                                      209,116
                                                                                                        -----------
                    (b)    Class A - 2                                                                      824,421
                                                                                                        -----------
                    (c)    Class A - 3                                                                      366,199
                                                                                                        -----------
                    (d)    Class A - 4                                                                      545,400
                                                                                                        -----------
                    (e)    Class A - 5                                                                      255,000
                                                                                                        -----------
          (5)  Noteholders' Principal Distributable Amount
                    (a)    Class A - 1                                                                   12,825,498
                                                                                                        -----------
                    (b)    Class A - 2                                                                            0
                                                                                                        -----------
                    (c)    Class A - 3                                                                            0
                                                                                                        -----------
                    (d)    Class A - 4                                                                            0
                                                                                                        -----------
                    (e)    Class A - 5                                                                            0
                                                                                                        -----------
          (6)  Security Insurer Premiums                                                                    173,197
                                                                                                        -----------
          Total distributions                                                                                          16,291,860
                                                                                                                     ------------
      C.  Excess Available Funds (or Deficiency Claim Amount)                                                           1,018,045
                                                                                                                     ------------
      D.  Noteholders' Accelerated Principal Amount                                                                    (1,018,045)
                                                                                                                     ------------
      E.  Deposit to Spread Account                                                                                  $          0
                                                                                                                     ------------
                                                                                                                     ------------


                                                 2

VII.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A.  Excess Available Funds (VI.C.)                                                                $ 1,018,045
                                                                                                        -----------
      B.  Pro Forma Security Balance (II.A.-II.B.)                                                      437,968,046
                                                                                                        -----------
      C.  Required Pro Forma Security Balance (90% x (I.D.+III.F.)                                      409,563,019
                                                                                                        -----------
      D.  Excess of Pro Forma Balance over Required Balance (B.-C.)                                      28,405,027
                                                                                                        -----------
      E.  End of Period Class A-1 Note Balance (before accel. payments)                                  28,968,046
                                                                                                        -----------
      F.  Greater of D. or E.                                                                            28,968,046
                                                                                                        -----------
      G.  Accelerated Principal Amount (lesser of  A. or F.)                                                         $  1,018,045
                                                                                                                     ------------
VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A.  Pro Forma Security Balance                                                                   $437,968,046
                                                                                                        -----------
      B.  Required Pro Forma Security Balance                                                           409,563,019
                                                                                                        -----------
      C.  Excess of Pro Forma Balance over Required Balance (A.-B.)                                      28,405,027
                                                                                                        -----------
      D.  End of Period Class A-1 Note Balance (before accel. payments)                                  28,968,046
                                                                                                        -----------
      E.  Greater of C. or D.                                                                            28,968,046
                                                                                                        -----------
      F.  Excess Available Funds (VI.C.)                                                                  1,018,045
                                                                                                        -----------
      G.  Investment Earnings on Collection Account                                                          35,546
                                                                                                        -----------
      H.  Accelerated Payment Amount Shortfall (E.- F.+G.)                                                           $ 27,985,547
                                                                                                                     ------------
IX.   RECONCILIATION OF SPREAD ACCOUNT:

      A.  Beginning of period Spread Account balance                                                                 $ 13,124,998
                                                                                                                     ------------
      B.  Additions to Spread Account
          (1)  Deposits from Collections Account (VI. E.)                                                         0
                                                                                                        ------------
          (2)  Investment Earnings                                                                           43,968
                                                                                                        ------------
          (3)  Deposits Related to Subsequent Receivables Purchases                                               0
                                                                                                        ------------
          Total Additions                                                                                                  43,968
                                                                                                                     ------------
      C.  Spread Account balance available for withdrawals                                                             13,168,966
                                                                                                                     ------------
      D.  Requisite Amount of Spread Account
          (1)  Initial Spread Account Deposit                                                           $ 10,624,961
                                                                                                        ------------
          (2)  Subsequent Spread Account Deposits                                                          2,500,037
                                                                                                        ------------
          (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                                 13,124,998
                                                                                                        ------------
          (4)  $100,000                                                                                      100,000
                                                                                                        ------------
          (5)  2% of Original Pool Balance (total deliveries)                                             10,499,999
                                                                                                        ------------
          (6)  End of period Note Balance (before accel. principal shortfall calc)                       436,950,001
                                                                                                        ------------
          (7)  Lesser of (5) or (6)                                                                       10,499,999
                                                                                                        ------------
          (8)  Floor Amount Greater of (4) or (7)                                                         10,499,999
                                                                                                        ------------
          (9)  Aggregate Principal Balance                                                               455,070,021
                                                                                                        ------------
         (10)  End of period Note Balance (before accel. principal shortfall calc)                       436,950,001
                                                                                                        ------------
         (11)  Line (9) less line (10)                                                                    18,120,020
                                                                                                        ------------
         (12)  OC level (11)/(9)                                                                               3.98%
                                                                                                        ------------
         (13)  13% less OC level, if OC level is greater than 10%                                               n/a
                                                                                                        ------------
         (14)  If OC level is equal to or greater than 10%, Percent in (13) x End of Period
                 Aggregate Principal Balance                                                                    n/a
                                                                                                        ------------
         (15)  If OC level is less than 10%, 2.5% of Original Pool Balance (total deliveries)             13,124,998
                                                                                                        ------------
         (16)  15% of end of period Aggregate Principal Balance if Trigger Date                                 n/a
                                                                                                        ------------
          Requisite Amount of Spread Account (either (3), (8), (14), (15), or
            (16) as applicable)                                                                                        13,124,998
                                                                                                                     ------------
      E.  Withdrawals from Spread Account
          (1)  Priority First - Deficiency Claim Amount
                                                                                                        ------------
          (2)  Priority Second through Third
                                                                                                        ------------
          (3)  Priority Fourth - Accelerated Payment Amount Shortfall                       27,985,547
                                                                                          ------------
               Accelerated Payment Amount Shortfall in Excess of Requisite Amount                             43,968
                                                                                                        ------------
          (4)  Priority Fifth through Sixth
                                                                                                        ------------
          (5)  Priority Seventh - to Servicer
                                                                                                        ------------
          Total withdrawals                                                                                                43,968
                                                                                                                     ------------
      F.  End of period Spread Account balance                                                                       $ 13,124,998
                                                                                                                     ------------

                                                 3

X.   MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.   Beginning of period number of Receivables                                                                        40,403
                                                                                                                     ------------
     B.   Number of Subsequent Receivables Purchased                                                                            0
                                                                                                                     ------------
     C.   Number of Receivables becoming Liquidated
            Receivables during period                                                                                         210
                                                                                                                     ------------
     D.   Number of Receivables becoming Purchased
            Receivables during period
                                                                                                                     ------------
     E.   Number of Receivables paid off during period                                                                        398
                                                                                                                     ------------
     F.   End of period number of Receivables                                                                              39,795
                                                                                                                     ------------
                                                                                                                     ------------
XI.  STATISTICAL DATA:

     A.   Weighted Average APR of the Receivables                                                                          18.81%
                                                                                                                     ------------
     B.   Weighted Average Remaining Term of the Receivables                                                                48.85
                                                                                                                     ------------
     C.   Average Receivable Balance                                                                                 $     11,435
                                                                                                                     ------------
     D.   Aggregate Realized Losses                                                                                  $  8,148,175
                                                                                                                     ------------
                                                                                                                     ------------

By:
   ------------------------------------------
Name: Preston A. Miller
     ----------------------------------------
Title: Executive Vice President and Treasurer
      ---------------------------------------
Date: December 1, 1998
     ----------------------------------------


                                                 4